                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our report dated March 17, 1998, included in Harken Energy Corporation's Form 10-K for the year ended December 31, 1997, and to all references to our Firm included in this registration statement.




                                                             ARTHUR ANDERSEN LLP


Dallas, Texas
June 26, 1998